Contract Amount and Fair Value of Interest Rate Swap Agreement (Detail) (Contract Term in the year ended/ending March 31, 2004-2012, JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2011	Mar. 31, 2010
Contract Term in the year ended/ending March 31, 2004-2012
Derivative [Line Items]
Weighted average rate per annum, Receive fixed	1.60%	1.50%
Weighted average rate per annum, Pay floating	0.70%	0.70%
Contract Amount	¥ 165,800	¥ 235,800
Fair value	¥ 1,232	¥ 3,297